UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax-Free High Yield Fund

Semiannual report
1 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 18

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to periods of high volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

March 8, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Tax benefits can make municipal bond income more attractive

While the stated pre-tax yields on municipal bonds may be lower than those of taxable bonds, their taxable equivalent yields can be higher since the income most of these bonds pay is exempt from federal income tax.

Source: Putnam, as of 1/31/18. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017). Most recent data available.

Tax-Free High Yield Fund 3

Performance history as of 1/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Tax-Free High Yield Fund

Paul has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

Your fund is also managed by Garrett L. Hamilton, CFA. Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the six-month reporting period ended January 31, 2018?

Volatility in the municipal bond market picked up in the second half of the period in response to the federal tax reform debate. In November, anticipation of heavier municipal bond supply due to the proposed elimination of advance refundings contributed to a selloff. [Refunding occurs when an issuer refinances a bond by issuing another bond at a lower interest rate to pay off an older higher-yielding bond, thereby reducing interest costs.] In December, bond issuers rushed to issue new deals before the new tax law took effect in 2018. Total municipal bond new issue volume for the month was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. The flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

With Congress failing to strike a long-term budget deal for 2018 in advance of the January 19, 2018 deadline, the U.S. government briefly shut down. Congress ended the three-day shutdown by adopting another

Tax-Free High Yield Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

short-term spending bill through February 8, 2018. Continued strong U.S. and global growth led to higher U.S. Treasury and municipal yields during January.

The Federal Reserve continued to gradually reduce the amount of monetary policy accommodation — beginning the process of reducing its balance sheet in October 2017 and raising the federal funds rate in December to a target range of 1.25% to 1.50%. With interest rates rising, municipal bonds lagged U.S. Treasuries but held up better than the broader fixed-income markets during the period. [Bond prices generally fall as rates rise.] Securities with longer maturities held up better than securities with shorter- and intermediate-term maturities for the period.

How did the fund perform during the reporting period?

For the six months ended January 31, 2018, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and the average return of its Lipper peer group, High Yield Municipal Debt Funds.

What was your investment approach in this environment?

During the period, the municipal bond yield curve flattened, in line with our expectation. Given our outlook for interest rates trending higher, we employed a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 12 years, and overweighting longer-term bonds with maturities of greater than 12 to 20 years.

Duration positioning, which measures the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated BBB and A. From a sector positioning perspective, we placed greater focus on higher education, continuing-care retirement community, and essential service utility bonds relative to the fund’s Lipper peer group. These strategies were positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. This underweight exposure added to performance during the period, as the sector faced challenges during the period. Puerto Rico was devastated by the recent hurricanes, which makes its current economic and financial situation even more difficult and could further challenge the debt restructuring process, in our view.

During the period, the portfolio had overweight positions in State of Illinois and City of Chicago credits. We believe the state’s 2018 fiscal-year budget, after a two-year impasse, may help relieve some pressure from the credit agencies, which had warned that Illinois’ credit rating was in jeopardy of falling into junk bond status. While challenges remain, Illinois municipal debt rallied, which aided the fund’s performance during the period.

New Jersey also faces a heavy debt burden and large unfunded pension liabilities. However, the November 2017 gubernatorial election of Phil Murphy provided one-party control for the first time in eight years, which we believe should facilitate legislative action to stabilize New Jersey’s finances. At period-end, all three major rating agencies had a stable outlook for New Jersey. The fund’s positioning in New Jersey municipal debt contributed to performance during the period.

Tax-Free High Yield Fund 7

What are your thoughts about the new tax law, and its effects on the municipal bond market?

While the Tax Cuts and Jobs Act reduced corporate tax rates, slightly reduced individual tax rates, changed some popular deductions, and eliminated advance refundings for municipal issuers, the tax-exempt status of municipal bonds remains intact. As such, we do not believe the changes in tax rates will materially affect demand for municipal bonds from individuals. The reduction in corporate taxes, however, may lower demand from banks, property and casualty insurers, or other corporate buyers.

The legislation, in our view, will have a more meaningful impact on the supply side of the technical equation. We believe the elimination of advance refundings could eliminate up to 20% of the municipal market’s annual supply — a fairly significant portion of the municipal bond supply.

What is your outlook for interest rates as 2018 begins?

At its December 2017 meeting, the Fed maintained its expectation for three rate hikes in 2018 but also raised its forecast for economic growth from 2.1% to 2.5% for the year — most likely in response to tax cuts and anticipated government spending policies. As widely expected, the Fed held rates steady at its January 2018 meeting. Most Fed observers expect that the next increase in the federal funds rate of a quarter percentage point will likely occur in March 2018.

We expect that strengthening global economic growth will facilitate the continued normalization of short-term interest rates and continued flattening of the yield curve, with short-term rates rising more than long-term rates. Should additional fiscal stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster or, conversely, tighten more slowly if fiscal policy proves less stimulative. As always, we will continue to rely on in-depth research and our experienced market insights to evaluate current portfolio holdings and potential new

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

holdings for what we believe to be attractive income and return characteristics.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	6.04%	61.04%	4.88%	20.55%	3.81%	10.76%	3.47%	6.50%	1.98%
After sales charge	5.90	54.60	4.45	15.72	2.96	6.33	2.07	2.24	–2.10
Class B (9/9/85)
Before CDSC	6.04	53.17	4.36	16.92	3.18	8.79	2.85	5.91	1.66
After CDSC	6.04	53.17	4.36	14.97	2.83	5.84	1.91	0.91	–3.34
Class C (2/1/99)
Before CDSC	5.20	49.24	4.08	16.05	3.02	8.21	2.67	5.67	1.58
After CDSC	5.20	49.24	4.08	16.05	3.02	8.21	2.67	4.67	0.58
Class M (12/29/94)
Before sales charge	5.79	56.76	4.60	18.94	3.53	9.87	3.19	6.21	1.84
After sales charge	5.68	51.66	4.25	15.08	2.85	6.30	2.06	2.76	–1.47
Class Y (1/2/08)
Net asset value	5.85	65.29	5.15	22.06	4.07	11.58	3.72	6.72	2.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.45%	50.92%	4.20%	14.20%	2.69%	6.04%	1.97%	3.52%	–0.19%
Lipper High Yield
Municipal Debt Funds	6.15	52.14	4.26	20.26	3.74	10.49	3.37	6.30	1.56
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/18, there were 178, 160, 137, 115, 79, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income[1]	$0.257366		$0.217845	$0.208312	$0.240230		$0.272026
Capital gains[2]	—		—	—	—		—
Total	$0.257366		$0.217845	$0.208312	$0.240230		$0.272026
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
7/31/17	$12.51	$13.03	$12.54	$12.54	$12.51	$12.93	$12.56
1/31/18	12.50	13.02	12.53	12.53	12.50	12.92	12.55
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[3]	3.59%	3.44%	2.95%	2.80%	3.32%	3.21%	3.80%
Taxable equivalent[4]	6.06	5.81	4.98	4.73	5.61	5.42	6.42
Current 30-day
SEC yield[5]	N/A	2.62	2.11	1.96	N/A	2.38	2.96
Taxable equivalent[4]	N/A	4.43	3.56	3.31	N/A	4.02	5.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax-Free High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	6.08%	64.47%	5.10%	22.61%	4.16%	14.00%	4.46%	8.25%	3.44%
After sales charge	5.94	57.89	4.67	17.71	3.31	9.44	3.05	3.92	–0.69
Class B (9/9/85)
Before CDSC	6.08	56.43	4.58	18.93	3.53	11.96	3.84	7.65	3.12
After CDSC	6.08	56.43	4.58	16.94	3.18	8.96	2.90	2.65	–1.88
Class C (2/1/99)
Before CDSC	5.24	52.41	4.30	17.94	3.36	11.45	3.68	7.49	3.04
After CDSC	5.24	52.41	4.30	17.94	3.36	11.45	3.68	6.49	2.04
Class M (12/29/94)
Before sales charge	5.83	60.22	4.83	21.08	3.90	13.17	4.21	8.05	3.39
After sales charge	5.73	55.01	4.48	17.14	3.22	9.49	3.07	4.54	0.03
Class Y (1/2/08)
Net asset value	5.89	68.94	5.38	24.15	4.42	14.91	4.74	8.64	3.63

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/17	0.83%	1.45%	1.60%	1.10%	0.60%
Annualized expense ratio for the six-month
period ended 1/31/18	0.83%	1.45%	1.60%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Tax-Free High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.23	$7.37	$8.13	$5.60	$3.06
Ending value (after expenses)	$1,019.80	$1,016.60	$1,015.80	$1,018.40	$1,020.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.23	$7.37	$8.13	$5.60	$3.06
Ending value (after expenses)	$1,021.02	$1,017.90	$1,017.14	$1,019.66	$1,022.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax-Free High Yield Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

14 Tax-Free High Yield Fund

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax-Free High Yield Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Tax-Free High Yield Fund

The fund’s portfolio 1/31/18 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	PSFG Permanent School Fund Guaranteed
AGC Assured Guaranty Corp.	U.S. Govt. Coll. U.S. Government Collateralized
AGM Assured Guaranty Municipal Corporation	VRDN Variable Rate Demand Notes, which are floating-
AMBAC AMBAC Indemnity Corporation	rate securities with long-term maturities that carry
Cmnwlth. of PR Gtd. Commonwealth of Puerto	coupons that reset and are payable upon demand
Rico Guaranteed	either daily, weekly or monthly. The rate shown is the
COP Certificates of Participation	current interest rate at the close of the reporting
FHL Banks Coll. Federal Home Loan Banks	period. Rates are set by remarketing agents and may
System Collateralized	take into consideration market supply and demand,
G.O. Bonds General Obligation Bonds	credit quality and the current SIFMA Municipal Swap
NATL National Public Finance Guarantee Corp.	Index rate, which was 1.08% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.4%)*	Rating**	Principal amount	Value
Alabama (2.3%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds (Cullman
Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Baa3	$2,300,000	$2,371,576
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB–	3,000,000	3,561,120
zero %, 10/1/46	BBB–	8,800,000	7,354,688
Jefferson, Cnty. Rev. Bonds (Warrants)
5.00%, 9/15/34	AA	3,700,000	4,194,838
5.00%, 9/15/33	AA	475,000	540,132
Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	3,000,000	3,234,450
			21,256,804
Alaska (0.6%)
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	B3	3,500,000	3,432,170
(Tobacco Settlement), Ser. C, zero %, 6/1/46	B/P	20,860,000	1,690,494
			5,122,664
Arizona (2.8%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds (BASIS
Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,573,425
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	5,575,000	16,664
7.25%, 12/1/19 (escrow) F	D/P	500,000	1,495
Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds (Banner
Hlth.), Ser. A, 4.00%, 1/1/41	AA–	2,500,000	2,589,025
Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	2,000,000	2,105,000
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies Project), 6.30%, 7/1/42
(Prerefunded 7/1/21)	AAA/P	430,000	494,556
(Great Hearts Academies), 6.00%, 7/1/32
(Prerefunded 7/1/21)	AAA/P	300,000	342,069
(Choice Academies, Inc.), 5.375%, 9/1/32	BB+	2,000,000	2,069,120
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,055,056

Tax-Free High Yield Fund 17

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds (BASIS
Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	$750,000	$776,258
5.00%, 7/1/35	BB	1,500,000	1,565,025
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,825,863
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	1,525,000	1,849,673
5.00%, 12/1/37	Baa1	1,430,000	1,707,434
5.00%, 12/1/32	Baa1	1,500,000	1,769,985
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	Baa1	800,000	874,016
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,627,424
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	507,725
			25,749,813
California (8.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	1,295,000	1,442,850
CA Pub. Fin. Auth. Rev. Bonds (Henry Mayo Newhall
Memorial Hosp.), 5.00%, 10/15/47	BBB–	2,000,000	2,188,720
CA School Fin. Auth. Rev. Bonds
(2023 Union, LLC), Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,127,000
(Klare Holdings), Ser. A, 5.00%, 7/1/34	BBB	2,075,000	2,332,196
CA State Muni Fin. Auth. Solid Waste Mandatory Put
Bonds (4/2/18) (Republic Svcs., Inc.), 1.40%, 9/1/21	A–2	2,800,000	2,800,140
CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), 5.25%, 8/15/39	BBB+	800,000	875,664
CA State Muni. Fin. Auth. Charter School Rev. Bonds
(Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	872,219
5.00%, 8/1/32	BB	665,000	680,847
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	2,500,000	2,699,825
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,846,829
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	500,000	544,350
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	BB/P	1,750,000	1,909,898
(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	BB/P	1,105,000	1,196,273
(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,500,000	1,612,575
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	904,995
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,000,000	1,069,760
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	2,500,000	2,652,175

18 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
California cont.
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-1, 5.75%, 6/1/47	B3	$3,860,000	$3,896,824
Ser. A-2, 5.30%, 6/1/37	B	8,000,000	8,090,480
Ser. A-1, 5.125%, 6/1/47	B3	7,390,000	7,389,926
Ser. A-1, 5.00%, 6/1/26	BBB+	1,400,000	1,622,880
La Verne, COP (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	775,000	817,703
Long Beach, Bond Fin. Auth. Rev. Bonds (Natural
Gas Purchase), Ser. A, 5.50%, 11/15/37	A3	2,000,000	2,511,520
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	3,250,000	4,540,543
Ser. B, 6.50%, 11/1/39	BBB+	2,000,000	2,794,180
Oakley, Pub. Fin. Auth. Special Assmt. Bonds,
5.00%, 9/2/31	BBB	1,645,000	1,763,720
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,082,750
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	838,718
San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	10,000,000	3,386,500
San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,001,770
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	1,993,760
San Mateo, Union High School Dist. G.O. Bonds
(Election 2010), stepped-coupon zero % (6.700%,
9/1/28), 9/1/41 ††	Aaa	2,750,000	2,358,648
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds
(Impt. Area No. 1), Ser. A
5.00%, 9/1/29 (Prerefunded 9/1/21)	A–	980,000	1,068,661
5.00%, 9/1/28 (Prerefunded 9/1/21)	A–	985,000	1,074,822
Southern CA Pub. Pwr. Auth. Rev. Bonds (Natural
Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,673,385
Sunnyvale, Special Tax Bonds (Cmnty. Fac. Dist. No.
1), 7.75%, 8/1/32	B+/P	3,780,000	3,791,642
			78,454,748
Colorado (4.4%)
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	901,026
CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	A3	1,000,000	392,100
Ser. A, NATL, zero %, 9/1/28	A	5,000,000	3,610,900
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	879,636
(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	800,000	897,920
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	Baa2	650,000	733,447

Tax-Free High Yield Fund 19

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Colorado cont.
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	Baa2	$200,000	$227,622
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	778,673
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,476,779
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,250,000	1,368,563
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	Baa2	5,250,000	5,673,203
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/F	250,000	273,418
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,500,000	1,658,865
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	500,000	525,770
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/39	BB+/F	2,000,000	2,110,900
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,137,260
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	12,000,000	6,750,480
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	349,572
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/47	Baa2	2,500,000	2,520,150
Plaza, Tax Alloc. Bonds (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,107,760
Pub. Auth. for CO Energy Rev. Bonds (Natural Gas
Purchase), 6.50%, 11/15/38	A3	2,000,000	2,767,520
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/47	Ba1	1,000,000	1,067,150
			40,208,714
Connecticut (0.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,638,705
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,029,490
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,730,175
			5,398,370
Delaware (1.5%)
DE State Econ. Dev. Auth. Rev. Bonds
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	3,000,000	3,125,430
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,000,000	1,006,710
DE State Hlth. Fac. Auth. Rev. Bonds (Bayhealth
Med. Ctr.), Ser. A
4.00%, 7/1/40	AA–	1,250,000	1,294,650
4.00%, 7/1/33	AA–	525,000	551,481
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 1.00%, 10/1/38	VMIG1	7,530,000	7,530,000
			13,508,271

20 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
District of Columbia (1.4%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	$3,945,000	$4,238,745
(Howard U.), Ser. A, U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)	AAA/P	55,000	63,133
(Kipp Charter School), 6.00%, 7/1/33
(Prerefunded 7/1/23)	BBB+	1,000,000	1,207,110
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	2,195,000	2,257,997
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	3,728,414
DC, Rev. Bonds (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	765,000	723,300
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, Ser. B, zero %, 10/1/40	Baa1	995,000	387,025
			12,605,724
Florida (5.2%)
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds (Alachua Cnty.),
5.00%, 5/1/48	B/P	500,000	514,890
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	600,000	634,986
Greater Orlando Aviation Auth. Rev. Bonds (JetBlue
Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,048,620
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	3,850,000	4,234,769
Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.30%, 5/1/37	BBB–	2,350,000	2,350,306
Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl.
Hlth.), 5.00%, 11/15/45	A2	4,500,000	4,929,975
Lakeland, Retirement Cmnty. 144A Rev. Bonds (1st
Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	1,820,000	1,862,115
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	960,000	1,002,797
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	985,000	1,006,335
Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	3,000,000	3,065,760
Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5.00%, 10/1/41	A2	4,500,000	4,815,675
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,845,000	1,942,508
Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6.00%, 5/1/35	CCC/P	1,795,000	1,545,675
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	794,235
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5.00%, 4/1/24	A–/F	2,000,000	2,194,000
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts
Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	4,000,000	4,527,840
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds (Village
on the Isle), Ser. A, 5.00%, 1/1/42	BBB–/F	1,000,000	1,092,610
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds (Village of Isle)
5.00%, 1/1/31	BBB–/F	935,000	1,032,717
5.00%, 1/1/30	BBB–/F	750,000	832,785

Tax-Free High Yield Fund 21

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Florida cont.
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	$1,440,000	$1,595,246
Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	1,545,000	1,547,318
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5.00%, 5/1/33	B+/P	945,000	959,733
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,125,000	1,293,896
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	1,450,000	1,478,420
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds
(Phase II), 6.125%, 5/1/39	BBB–/P	770,000	834,110
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	405,000	421,986
			47,559,307
Georgia (2.2%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	2,000,000	2,277,260
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	1,250,000	1,335,663
GA State Private College & U. Auth. Rev. Bonds
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa2	1,100,000	1,161,270
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,365,000	1,427,804
5.00%, 3/1/37	BBB–/F	2,385,000	2,535,136
Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/42	A	2,000,000	2,229,340
Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A,
5.50%, 9/15/21	A–	1,255,000	1,402,011
Marietta, Dev. Auth. 144A Rev. Bonds (Life U. Fac.),
Ser. A, 5.00%, 11/1/37	Ba3	2,000,000	2,140,000
Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,921,960
Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper),
Ser. A, 6.125%, 1/1/34	BB/P	1,400,000	1,402,926
			19,833,370
Guam (0.1%)
Territory of GU, Dept. of Ed. COP (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	520,755
			520,755
Hawaii (0.3%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	1,350,000	1,523,367
(Kahala Nui), 5.125%, 11/15/32	A–/F	1,050,000	1,166,057
			2,689,424

22 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Illinois (12.0%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	$7,040,000	$8,058,336
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,503,143
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,293,468
Ser. A, 5.25%, 1/1/33	BBB+	3,100,000	3,293,781
Ser. C, 5.00%, 1/1/38	BBB+	2,500,000	2,626,525
Chicago, Special Assmt. Bonds (Lake Shore East),
6.75%, 12/1/32	BB/P	4,936,000	4,965,369
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B	4,000,000	4,150,680
Ser. H, 5.00%, 12/1/36	B	5,600,000	5,757,360
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	B	1,500,000	1,811,070
Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	217,600
5.00%, 1/1/28	Ba1	1,000,000	1,063,540
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, U.S. Govt. Coll., 5.75%, 1/1/39
(Prerefunded 1/1/21)	AAA/P	4,200,000	4,691,694
Ser. C, 5.00%, 1/1/46	A	1,000,000	1,093,950
Ser. G, 5.00%, 1/1/37	A	600,000	676,224
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C
5.00%, 1/1/39	A	2,850,000	3,086,778
5.00%, 1/1/34	A	1,950,000	2,128,191
5.00%, 1/1/33	A	1,000,000	1,093,950
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	650,000	698,451
5.00%, 11/1/39	A	1,075,000	1,174,481
5.00%, 11/1/30	A	1,400,000	1,579,480
5.00%, 11/1/28	A	1,500,000	1,706,970
Cook Cnty., G.O. Bonds, 5.00%, 11/15/34	AA–	1,000,000	1,120,600
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds (Monarch Landing), 5.625%, 3/1/36	B/P	818,000	820,528
IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,250,000	5,687,640
(Navistar Intl. Recvy. Zone), 6.75%, 10/15/40	B+	1,155,000	1,242,306
(Roosevelt U.), 6.50%, 4/1/39	Ba1	2,000,000	2,118,720
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,900,000	1,997,394
5.00%, 1/1/41	Baa3	1,000,000	1,047,180
5.00%, 2/1/39	Baa3	500,000	518,330
5.00%, 11/1/36	Baa3	7,500,000	7,906,875
5.00%, 11/1/34	Baa3	2,250,000	2,375,438
Ser. C, 5.00%, 11/1/29	Baa3	3,000,000	3,200,040
5.00%, 2/1/29	Baa3	2,000,000	2,125,020
Ser. D, 5.00%, 11/1/28	Baa3	2,000,000	2,136,680

Tax-Free High Yield Fund 23

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7.75%, 8/15/34
(Prerefunded 8/15/19)	AAA/P	$35,000	$38,287
(Provena Hlth.), Ser. A, U.S. Govt. Coll., 7.75%,
8/15/34 (Prerefunded 8/15/19)	BBB–	3,465,000	3,793,170
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	1,000,000	1,056,680
(Plymouth Place), 5.25%, 5/15/45	BB+/F	850,000	894,566
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	500,000	534,860
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/47	BBB+	850,000	917,312
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/42	BBB+	500,000	541,650
(Presence Hlth. Network), Ser. C, 5.00%, 2/15/36	Baa3	925,000	1,026,380
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/34	A+	1,400,000	1,576,036
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	200,000	226,150
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/30	A+	400,000	459,396
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	A–	1,500,000	1,445,955
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	608,436
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	2,000,000	2,180,420
Metro. Pier & Exposition Auth. Rev.
Bonds (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.850%, 6/15/31),
12/15/42 ††	BB+	3,000,000	1,611,030
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	2,000,000	2,303,180
Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28 (Prerefunded 6/1/21)	AAA/P	2,150,000	2,448,807
			108,630,107
Indiana (0.2%)
Valparaiso, Exempt Facs. Rev. Bonds (Pratt Paper,
LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,217,694
			2,217,694
Iowa (1.5%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds
(IA Fertilizer Co., LLC)
5.50%, 12/1/22	B	1,500,000	1,526,490
5.25%, 12/1/25	B	2,250,000	2,381,648
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	10,000,000	10,026,600
			13,934,738
Kansas (0.2%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village, Inc.), 7.25%, 5/15/39
(Prerefunded 5/15/19)	BB/P	1,500,000	1,609,410
5.375%, 5/15/27	BB+/F	500,000	500,430
			2,109,840

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Kentucky (1.0%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	$2,000,000	$2,123,820
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,246,680
KY State Econ. Dev. Fin. Auth. Rev. Bonds
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	414,874
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,468,698
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds (Norton Healthcare, Inc.), Ser. A
5.00%, 10/1/32	A–	885,000	1,006,289
5.00%, 10/1/30	A–	1,865,000	2,131,639
			9,392,000
Louisiana (0.2%)
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	1,000,000	10,000
Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,117,990
St. Tammany, Public Trust Fin. Auth. Rev. Bonds
(Christwood), 5.25%, 11/15/37	BB/P	765,000	819,881
			1,947,871
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	3,000,000	3,372,570
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25) (Casella Waste Syst.),
5.125%, 8/1/35	Caa1	1,000,000	1,022,790
			4,395,360
Maryland (0.7%)
Frederick Cnty., Edl. Fac. 144A Rev. Bonds (Mount St.
Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	534,930
Prince Georges Cnty., Rev. Bonds (Collington
Episcopal Life Care Cmnty., Inc.), 5.25%, 4/1/37	BB/P	1,800,000	1,926,864
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	799,995
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,231,360
			6,493,149
Massachusetts (1.9%)
MA State VRDN (Construction Loan), Ser. A,
0.91%, 3/1/26	VMIG1	2,000,000	2,000,000
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	2,140,000	2,368,702
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/46	B–/P	1,816,363	1,889,889
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/31	B–/P	704,147	732,764
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	505,000	532,871
(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB–	500,000	570,745
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BBB–	1,000,000	1,091,090

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Linden Ponds, Inc.), Ser. A-2, 5.50%, 11/15/46	B–/P	$158,021	$158,065
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,100,100
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	1,186,016	74,624
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	2,150,000	2,154,429
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5.25%, 7/1/38	A–	3,050,000	3,254,442
			16,927,721
Michigan (2.1%)
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	700,000	763,560
Ser. A, 5.25%, 7/1/39	Ba1	500,000	514,675
Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	1,750,000	1,934,468
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,750,000	1,937,950
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	1,000,000	1,101,290
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	Baa1	4,600,000	5,075,456
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	A3	1,900,000	2,101,476
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	687,915
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds (Lawrence
Technological U.)
5.00%, 2/1/47	BB+	3,100,000	3,327,478
5.00%, 2/1/37	BB+	1,080,000	1,169,424
			18,613,692
Minnesota (0.7%)
Baytown Twp. Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	379,408
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	986,300
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,532,940
Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.96%, 11/15/35	VMIG1	1,300,000	1,300,000
Otsego, Charter School Lease Rev. Bonds
(Kaleidoscope Charter School), Ser. A
5.00%, 9/1/44	BB+	925,000	937,904
5.00%, 9/1/34	BB+	300,000	307,419
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	556,870
			6,000,841

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Mississippi (0.5%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.)
Ser. E, 0.99%, 12/1/30	VMIG1	$1,550,000	$1,550,000
Ser. E, 0.99%, 12/1/30	VMIG1	950,000	950,000
Ser. A, 0.96%, 12/1/30	VMIG1	1,720,000	1,720,000
			4,220,000
Missouri (1.7%)
Cape Girardeau Cnty., Indl. Dev. Auth. Rev.
Bonds (SoutheastHEALTH Oblig. Group), Ser. A,
5.00%, 3/1/36	Baa3	3,310,000	3,607,205
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Children’s Mercy Hosp. (The)), Ser. A, 4.00%, 5/15/42	A+	2,750,000	2,809,868
MO State Hlth. & Edl. Fac. Auth. VRDN (WA U. (The)),
Ser. C, 0.98%, 9/1/30	VMIG1	5,300,000	5,300,000
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds (Ballpark
Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	1,625,000	1,674,303
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev.
Bonds (Friendship Village), 5.00%, 9/1/48	BBB+/F	1,750,000	1,936,533
			15,327,909
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	3,000,000	3,341,880
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5.625%, 1/1/40	AA/F	1,825,000	1,937,238
			5,279,118
Nevada (0.3%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	695,000	720,041
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	540,000	560,115
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	395,000	424,846
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds (Summerlin Village 24), 5.00%, 12/1/35	B/P	750,000	768,503
			2,473,505
New Hampshire (0.7%)
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19) (Casella Waste Syst.,
Inc.), 4.00%, 4/1/29	Caa1	650,000	649,038
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	669,875
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,000,000	1,119,390
(Elliot Hosp.), 5.00%, 10/1/38	Baa1	500,000	546,225
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,210,000	2,435,332
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds
(Hillside Village), Ser. A
6.25%, 7/1/42	B–/P	250,000	268,945
6.125%, 7/1/37	B–/P	1,000,000	1,071,190
			6,759,995

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
New Jersey (8.3%)
Atlantic City, G.O. Bonds (Tax Appeal), Ser. B, AGM
5.00%, 3/1/37	AA	$500,000	$560,790
5.00%, 3/1/32	AA	1,750,000	1,981,753
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,400,415
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	655,000	659,729
(Cranes Mill), Ser. A, 6.00%, 7/1/38	BBB+/F	1,750,000	1,764,385
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	302,754
(MSU Student Hsg.), 5.875%, 6/1/42
(Prerefunded 6/1/20)	Aaa	5,110,000	5,594,070
(Continental Airlines, Inc.), 5.50%, 6/1/33	Ba3	2,000,000	2,243,660
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	2,500,000	2,776,575
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	2,067,503
(Continental Airlines, Inc.), 5.25%, 9/15/29	Ba3	4,000,000	4,381,000
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	500,000	538,615
Ser. DDD, 5.00%, 6/15/42	Baa1	1,500,000	1,604,085
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,000,000	1,127,820
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	807,825
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/32	BBB–	1,000,000	1,110,470
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	600,000	654,798
Ser. B, 5.00%, 11/1/26	Baa1	6,000,000	6,672,780
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa3	1,000,000	1,039,680
4.75%, 6/15/32	Baa3	170,000	176,717
NJ State Econ. Dev. Auth. Fac. Rev. Bonds
(Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,000,000	1,137,300
NJ State Econ. Dev. Auth. Motor Vehicle Surcharge
Rev. Bonds, Ser. A, 5.00%, 7/1/33	BBB+	2,455,000	2,653,929
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	2,750,000	2,998,408
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,700,750
(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	1,500,000	1,618,455
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,097,780
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	3,800,000	4,187,106
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	2,000,000	2,225,140
South Jersey, Port Corp. Rev. Bonds (Marine Term.)
Ser. S-1, 5.00%, 1/1/39	Baa1	1,100,000	1,168,585
Ser. B, 5.00%, 1/1/34	Baa1	2,000,000	2,164,000

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
5.00%, 6/1/41	B	$8,335,000	$8,249,483
4.75%, 6/1/34	BB–	7,700,000	7,596,281
			75,262,641
New Mexico (0.2%)
Farmington, Poll. Control Rev. Bonds (Public Service
Co. of San Juan, NM), Ser. D, 5.90%, 6/1/40	BBB+	2,000,000	2,159,080
			2,159,080
New York (4.3%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	493,170
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
Ser. A, 5.00%, 9/1/44	A3	5,000,000	5,608,900
Metro. Trans. Auth. Rev. Bonds (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	AA–	6,300,000	6,715,737
NY City, Indl. Dev. Agcy. Rev. Bonds (Yankee Stadium
— Pilot), AGC, 7.00%, 3/1/49	AA	1,000,000	1,057,270
NY Counties, Tobacco Trust VI Rev. Bonds (Tobacco
Settlement), 5.00%, 6/1/51	BBB	2,500,000	2,612,400
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.), FHL
Banks Coll., U.S. Govt. Coll., 6.25%, 12/1/37
(Prerefunded 12/1/18)	Baa3	3,000,000	3,119,400
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds (Orange Regl. Med. Ctr.)
5.00%, 12/1/36	Baa3	1,100,000	1,198,318
5.00%, 12/1/35	Baa3	1,300,000	1,419,392
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19) (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	Caa1	1,500,000	1,497,885
NY State Liberty Dev. Corp. 144A Rev. Bonds (World
Trade Ctr.)
Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,373,775
Class 1-3, 5.00%, 11/15/44	BB–/P	4,250,000	4,573,383
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A
5.00%, 7/1/46	Baa3	1,000,000	1,090,880
5.00%, 7/1/41	Baa3	1,000,000	1,095,100
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5.875%, 12/1/29	BB–/P	1,500,000	1,504,380
Port Auth. of NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6.00%, 12/1/42	Baa1	2,100,000	2,321,403
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Pace U.), Ser. A, 5.50%, 5/1/42	BBB–	2,750,000	3,074,060
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St.
John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	BB–	480,000	480,331
			39,235,784

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
North Carolina (1.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), Ser. A
6.00%, 6/1/31	BBB+	$970,000	$984,773
6.00%, 6/1/31 (Prerefunded 6/1/18)	AAA/P	30,000	30,458
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	1,000,000	1,131,800
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Carolina Village), 6.00%, 4/1/38
(Prerefunded 4/1/18)	BB/P	3,500,000	3,526,705
(Salemtowne), 5.25%, 10/1/37	BB/P	3,000,000	3,174,180
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	750,000	804,068
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,590,420
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,754,058
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,071,660
(United Methodist Retirement Homes), Ser. A,
5.00%, 10/1/35	BBB/F	500,000	556,800
			14,624,922
Ohio (4.2%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	10,485,000	10,484,266
Ser. A-3, 6.25%, 6/1/37	B–	3,300,000	3,284,985
Ser. A-2, 6.00%, 6/1/42	B3	4,015,000	3,924,743
Ser. A-2, 5.875%, 6/1/47	B3	2,250,000	2,185,808
Ser. A-2, 5.75%, 6/1/34	B–	3,925,000	3,768,000
Centerville, Hlth. Care Rev. Bonds (Graceworks
Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,122,020
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB/F	3,000,000	3,319,680
Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.,
Inc.), Ser. C, 6.00%, 8/15/43	A3	250,000	255,368
Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Lutheran Homes), Ser. A, 7.00%, 11/1/45
(Prerefunded 11/1/20)	BB+/P	500,000	568,935
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	2,000,000	2,063,160
OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	900,000	994,311
OH State Hosp. Fac. Rev. Bonds (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,430,000	1,516,601
Scioto Cnty., Hosp. Rev. Bonds (Southern OH Med.
Ctr.), 5.00%, 2/15/34	A2	800,000	896,064
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	2,225,000	2,420,845
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	235,000	253,542
			38,058,328

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Oklahoma (0.3%)
OK Cnty., Fin. Auth. Rev. Bonds (Epworth Village),
Ser. A, 5.00%, 4/1/33	BB–/P	$820,000	$778,943
Tulsa, Muni. Arpt. Trust Rev. Bonds (American
Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	2,000,000	2,166,560
			2,945,503
Oregon (0.5%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds
(Willamette View, Inc. (Sr. Living)), Ser. A,
5.00%, 11/15/37	BB/P	500,000	539,710
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	1,000,000	1,072,670
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	1,800,000	1,897,506
Yamhill Cnty., Hosp. Auth. Rev. Bonds (Friendsview
Retirement Cmnty.), Ser. A, 5.00%, 11/15/46	BB/P	750,000	802,763
			4,312,649
Pennsylvania (2.9%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	817,334
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	1,000,000	1,088,100
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/37	Baa3	1,000,000	1,096,560
(Chatham U.), Ser. A, 5.00%, 9/1/35	BBB	1,000,000	1,056,070
(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB	1,500,000	1,624,515
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (U.S.
Steel Corp.), 5.75%, 8/1/42	B	1,000,000	1,009,050
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Immaculata U.), 5.00%, 11/1/41	BB/F	2,500,000	2,496,350
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	1,200,000	1,238,736
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	668,375
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	855,576
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds
(Scranton U.), 4.00%, 11/1/40	A–	1,230,000	1,244,822
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren
Village), 5.125%, 7/1/37	BB+/F	700,000	766,997
Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,600,885
Moon, Indl. Dev. Auth. Rev. Bonds (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,145,620
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,067,150
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6.25%, 10/1/43	Baa3	1,000,000	1,105,470
(Indiana U.), Ser. A, 5.00%, 7/1/32
(Prerefunded 7/1/22)	AAA/P	500,000	566,680

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Rev. Bonds, Ser. 2nd,
5.00%, 12/1/36	A3	$2,000,000	$2,244,080
Philadelphia, Auth. for Indl. Dev. Rev. Bonds (Master
Charter School), 6.00%, 8/1/35 (Prerefunded 8/1/20)	BBB	2,175,000	2,404,963
Susquehanna, Area Regl. Arpt. Auth. Syst. Rev.
Bonds, 5.00%, 1/1/35	Baa3	800,000	899,768
			25,997,101
Puerto Rico (0.4%)
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt.
Fac.), Ser. P, Cmnwlth. of PR Gtd., 6.75%, 7/1/36
(In default) †	D/P	2,500,000	731,250
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
5.375%, 8/1/39 (In default) †	D/P	1,370,000	214,063
NATL, zero %, 8/1/43	Baa2	15,000,000	2,937,450
			3,882,763
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,134,520
			3,134,520
South Carolina (2.2%)
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A1	6,000,000	6,697,440
Ser. E, 5.25%, 12/1/55	A1	2,500,000	2,795,450
Ser. A, 5.00%, 12/1/50	A1	2,000,000	2,201,900
Ser. E, 5.00%, 12/1/48	A1	2,000,000	2,182,240
Ser. C, 5.00%, 12/1/46	A1	5,000,000	5,502,950
(Oblig.), Ser. B, 5.00%, 12/1/37	A1	500,000	564,630
			19,944,610
South Dakota (0.1%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds (Sanford
Oblig Group), 5.00%, 11/1/35	A1	755,000	846,461
			846,461
Texas (8.8%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Uplift
Ed.), Ser. A
5.00%, 12/1/36	BBB–	815,000	893,281
PSFG, 4.00%, 12/1/42	AAA	1,750,000	1,821,908
Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea
Pub. Schools)
6.00%, 8/15/33	BBB+	500,000	574,060
5.00%, 8/15/32	BBB+	2,100,000	2,224,698
Ser. B, 5.00%, 8/15/27	BBB+	375,000	430,196
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	2,000,000	2,131,880
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	2,000,000	2,264,040
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	1,031,890
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 1.00%, 12/1/24	A-1+	7,000,000	7,000,000
(Texas Med. Ctr.), Ser. B-1, 0.98%, 9/1/31	VMIG1	890,000	890,000

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	Ba3	$3,200,000	$3,545,856
Ser. B-1, 5.00%, 7/15/35	BB–	200,000	218,430
Ser. B-1, 5.00%, 7/15/30	BB–	2,650,000	2,936,227
Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A
5.00%, 2/15/42	BBB	2,250,000	2,362,140
5.00%, 2/15/32	BBB	2,250,000	2,418,953
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A
6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	2,450,000	2,629,120
6.25%, 8/15/39 (Prerefunded 8/15/19)	BBB	2,375,000	2,544,148
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds (Southwest Airlines Co.), 5.25%, 11/1/40	A3	4,000,000	4,301,200
Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	2,400,000	2,587,320
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,346,140
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A,
5.50%, 11/15/52	B–/P	250,000	251,015
(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	705,761
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,124,624
(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	504,310
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Baa3	3,500,000	3,836,490
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	536,080
(Longhorn Village), 5.00%, 1/1/37	BB–/P	1,500,000	1,595,295
(MRC Crestview), 5.00%, 11/15/36	BB+/F	350,000	365,922
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/34	Baa3	750,000	816,623
North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.), Ser. A,
5.125%, 12/1/42	BBB–	2,500,000	2,634,050
Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	830,000	960,410
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	162,000	227
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	2,766,000	3,872
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	1,833,000	2,566
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	317,000	444
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	4,122,000	5,771
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds
(Buckner Sr. Living Ventana), Ser. A,
6.75%, 11/15/47	B–/P	1,125,000	1,253,790

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds
(Buckner Sr. Living Ventana), Ser. A,
6.625%, 11/15/37	B–/P	$1,000,000	$1,113,940
(Air Force Village), 6.375%, 11/15/44
(Prerefunded 11/15/19)	AAA/P	4,000,000	4,333,400
(Buckingham Sr. Living Cmnty., Inc.), Ser. A,
5.50%, 11/15/45	BB/F	1,500,000	1,528,380
(Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,620,000	1,821,236
TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	4,999,905
(NTE Mobility), 6.875%, 12/31/39	Baa2	3,350,000	3,645,805
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds (Blueridge Trans. Group, LLC (SH 288
Toll Lane))
5.00%, 12/31/55	Baa3	1,500,000	1,641,285
5.00%, 12/31/50	Baa3	250,000	274,450
			80,107,138
Utah (0.7%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.), Ser. C,
0.90%, 5/15/36	Aa1	6,160,000	6,160,000
			6,160,000
Virginia (2.7%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	514,610
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	350,000	391,171
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB–/F	690,000	747,229
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	835,000	853,946
Small Bus. Fin. Auth. Private Activity Rev. Bonds
(Transform 66 P3), 5.00%, 12/31/56	Baa3	6,500,000	7,155,330
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mary Washington Healthcare),
5.00%, 6/15/36	Baa1	1,000,000	1,107,210
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,625,475
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	1,725,000	1,949,578
(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB	4,500,000	4,814,460
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	5,100,000	5,357,397
			24,516,406
Washington (2.7%)
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds (Delta
Airlines, Inc.), 5.00%, 4/1/30	BBB–	5,700,000	6,261,303
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,119,940

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.4%)* cont.	Rating**	Principal amount	Value
Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	$3,000,000	$3,222,000
(Overlake Hosp. Med. Ctr.), Ser. A, 4.00%, 7/1/37	A2	3,125,000	3,207,344
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,626,156
WA State Hsg. Fin. Comm. Rev. Bonds (Wesley
Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	595,746
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Heron’s Key Oblig. Group), Ser. A, 7.00%, 7/1/50	B–/P	1,000,000	1,072,030
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	2,025,000	2,072,385
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/46	BB+/F	4,000,000	4,205,360
			24,382,264
West Virginia (0.3%)
WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth.
Syst.), 6.75%, 10/1/43	B+/P	2,330,000	2,361,129
			2,361,129
Wisconsin (2.1%)
Pub. Fin. Auth. Rev. Bonds (Denver Intl. Arpt. Great
Hall), 5.00%, 9/30/37	BBB–	1,500,000	1,675,200
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	800,000	873,184
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB	3,500,000	3,724,665
Pub. Fin. Auth. Exempt Fac. Rev. Bonds (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	700,000	719,551
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds
(Gannon U.)
5.00%, 5/1/47	BBB+	850,000	909,007
5.00%, 5/1/42	BBB+	500,000	537,900
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,550,000	1,702,613
(St. Johns Cmntys. Inc.), Ser. A, 7.25%, 9/15/29
(Prerefunded 9/15/19)	AAA/F	1,000,000	1,092,480
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB+/F	750,000	795,600
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	822,233
WI State Pub. Fin. Auth Sr. Living Rev. Bonds (Rose
Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,090,460
5.75%, 11/15/44	BB–/P	500,000	539,495
5.50%, 11/15/34	BB–/P	1,685,000	1,801,771
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/42	BB/F	750,000	814,965
WI State Pub. Fin. Auth. 144A Rev. Bonds (Church
Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/38	BB/F	1,500,000	1,547,430
			18,646,554
Total municipal bonds and notes (cost $838,995,324)			$884,209,357

Tax-Free High Yield Fund 35

PREFERRED STOCKS (0.7%)*	Shares	Value
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, $5.75 cum. pfd.	6,000,000	$6,186,480
Total preferred stocks (cost $6,000,000)		$6,186,480

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A F	400	$905,204
Total unitized trust (cost $1,206,477)		$905,204

TOTAL INVESTMENTS
Total investments (cost $846,201,801)		$891,301,041

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $907,540,779.

 ** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	25.3%
Transportation	11.7
Education	10.2

36 Tax-Free High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	—	884,178,318	31,039
Preferred stocks	—	6,186,480	—
Unitized trust	—	—	905,204
Totals by level	$—	$890,364,798	$936,243

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 37

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $846,201,801)	$891,301,041
Cash	11,781,468
Interest and other receivables	9,247,203
Receivable for shares of the fund sold	361,676
Receivable for investments sold	47,150
Receivable for custodian fees (Note 2)	4,646
Prepaid assets	48,095
Total assets	912,791,279

LIABILITIES
Payable for investments purchased	1,124,670
Payable for shares of the fund repurchased	2,437,614
Payable for compensation of Manager (Note 2)	369,203
Payable for investor servicing fees (Note 2)	118,886
Payable for Trustee compensation and expenses (Note 2)	408,691
Payable for administrative services (Note 2)	1,764
Payable for distribution fees (Note 2)	205,363
Distributions payable to shareholders	490,591
Other accrued expenses	93,718
Total liabilities	5,250,500

Net assets	$907,540,779

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$920,506,721
Undistributed net investment income (Note 1)	4,511,148
Accumulated net realized loss on investments (Note 1)	(62,576,330)
Net unrealized appreciation of investments	45,099,240
Total — Representing net assets applicable to capital shares outstanding	$907,540,779

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($697,105,482 divided by 55,768,293 shares)	$12.50
Offering price per class A share (100/96.00 of $12.50)*	$13.02
Net asset value and offering price per class B share ($9,245,217 divided by 737,975 shares)**	$12.53
Net asset value and offering price per class C share ($67,044,838 divided by 5,350,552 shares)**	$12.53
Net asset value and redemption price per class M share ($7,385,019 divided by 590,713 shares)	$12.50
Offering price per class M share (100/96.75 of $12.50)†	$12.92
Net asset value, offering price and redemption price per class Y share
($126,760,223 divided by 10,098,366 shares)	$12.55

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38 Tax-Free High Yield Fund

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Interest income	$21,267,229
Total investment income	21,267,229

EXPENSES
Compensation of Manager (Note 2)	2,247,455
Investor servicing fees (Note 2)	360,836
Custodian fees (Note 2)	6,869
Trustee compensation and expenses (Note 2)	9,453
Distribution fees (Note 2)	1,234,091
Administrative services (Note 2)	16,623
Other	168,056
Total expenses	4,043,383
Expense reduction (Note 2)	(38,317)
Net expenses	4,005,066

Net investment income	17,262,163

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	8,783,239
Net unrealized depreciation of securities in unaffiliated issuers during the period	(7,370,661)
Net gain on investments	1,412,578

Net increase in net assets resulting from operations	$18,674,741

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 39

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$17,262,163	$37,864,600
Net realized gain on investments	8,783,239	16,842,254
Net unrealized depreciation of investments	(7,370,661)	(58,557,382)
Net increase (decrease) in net assets resulting
from operations	18,674,741	(3,850,528)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,576,594)	(2,066,717)
Class B	(20,820)	(31,649)
Class C	(151,099)	(198,145)
Class M	(16,430)	(22,421)
Class Y	(309,456)	(332,592)
From tax-exempt net investment income
Class A	(12,952,951)	(28,506,399)
Class B	(146,416)	(361,999)
Class C	(976,122)	(2,193,830)
Class M	(127,154)	(288,760)
Class Y	(2,775,637)	(5,784,534)
Decrease from capital share transactions (Note 4)	(50,395,663)	(91,366,889)
Total decrease in net assets	(50,773,601)	(135,004,463)

NET ASSETS
Beginning of period	958,314,380	1,093,318,843
End of period (including undistributed net investment
income of $4,511,148 and $6,301,664, respectively)	$907,540,779	$958,314,380

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Tax-Free High Yield Fund

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Tax-Free High Yield Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	of period	value (%) [a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
January 31, 2018**	$12.51	.26	(.01)	.25	(.26)	(.26)	—	$12.50	1.98*	$697,105	.41*	1.85*	20*
July 31, 2017	13.01	.51	(.50)	.01	(.51)	(.51)	—	12.51	.15	715,286.83		3.85	32
July 31, 2016	12.39	.52	.62	1.14	(.52)	(.52)	—	13.01	9.37	822,429	.82[d]	4.02[d]	25
July 31, 2015	12.27	.55	.12	.67	(.55)	(.55)	—	12.39	5.48	765,887.80		4.28	17
July 31, 2014	11.85	.55	.42	.97	(.55)	(.55)	—	12.27	8.47	807,290.80		4.73	19
July 31, 2013	12.66	.57	(.83)	(.26)	(.55)	(.55)	—[c]	11.85	(2.22)	843,916.80		4.43	16
Class B
January 31, 2018**	$12.54	.22	(.01)	.21	(.22)	(.22)	—	$12.53	1.66*	$9,245	.73*	1.53*	20*
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	(.43)	—	12.54	(.47)	10,206	1.45	3.22	32
July 31, 2016	12.42	.44	.62	1.06	(.44)	(.44)	—	13.04	8.68	12,746	1.44[d]	3.40[d]	25
July 31, 2015	12.29	.47	.13	.60	(.47)	(.47)	—	12.42	4.91	11,828	1.42	3.66	17
July 31, 2014	11.87	.48	.42	.90	(.48)	(.48)	—	12.29	7.79	12,503	1.42	4.11	19
July 31, 2013	12.68	.49	(.83)	(.34)	(.47)	(.47)	—[c]	11.87	(2.82)	13,324	1.42	3.82	16
Class C
January 31, 2018**	$12.54	.21	(.01)	.20	(.21)	(.21)	—	$12.53	1.58*	$67,045	.80*	1.46*	20*
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	(.41)	—	12.54	(.62)	67,722	1.60	3.08	32
July 31, 2016	12.42	.42	.62	1.04	(.42)	(.42)	—	13.04	8.52	80,038	1.59[d]	3.25[d]	25
July 31, 2015	12.29	.45	.13	.58	(.45)	(.45)	—	12.42	4.75	66,342	1.57	3.51	17
July 31, 2014	11.88	.46	.41	.87	(.46)	(.46)	—	12.29	7.54	60,957	1.57	3.96	19
July 31, 2013	12.69	.47	(.83)	(.36)	(.45)	(.45)	—[c]	11.88	(2.97)	69,981	1.57	3.67	16
Class M
January 31, 2018**	$12.51	.24	(.01)	.23	(.24)	(.24)	—	$12.50	1.84*	$7,385	.55*	1.71*	20*
July 31, 2017	13.01	.47	(.50)	(.03)	(.47)	(.47)	—	12.51	(.12)	7,870	1.10	3.57	32
July 31, 2016	12.39	.48	.62	1.10	(.48)	(.48)	—	13.01	9.08	9,295	1.09[d]	3.75[d]	25
July 31, 2015	12.27	.51	.12	.63	(.51)	(.51)	—	12.39	5.20	8,549	1.07	4.00	17
July 31, 2014	11.85	.52	.42	.94	(.52)	(.52)	—	12.27	8.18	8,014	1.07	4.46	19
July 31, 2013	12.66	.53	(.82)	(.29)	(.52)	(.52)	—[c]	11.85	(2.48)	8,543	1.07	4.16	16
Class Y
January 31, 2018**	$12.56	.27	(.01)	.26	(.27)	(.27)	—	$12.55	2.09*	$126,760	.30*	1.96*	20*
July 31, 2017	13.06	.53	(.50)	.03	(.53)	(.53)	—	12.56	.38	157,229.60		4.05	32
July 31, 2016	12.44	.54	.62	1.16	(.54)	(.54)	—	13.06	9.59	168,811	.59[d]	4.24[d]	25
July 31, 2015	12.31	.57	.13	.70	(.57)	(.57)	—	12.44	5.79	129,540.57		4.51	17
July 31, 2014	11.89	.58	.42	1.00	(.58)	(.58)	—	12.31	8.69	74,972.57		4.93	19
July 31, 2013	12.70	.60	(.83)	(.23)	(.58)	(.58)	—[c]	11.89	(1.99)	50,405.57		4.65	16

*Not annualized.

**Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

42 Tax-Free High Yield Fund	Tax-Free High Yield Fund 43

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

44 Tax-Free High Yield Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Tax-Free High Yield Fund 45

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2017, the fund had a capital loss carryover of $71,892,568 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$6,176,345	$17,001,271	$23,177,616	*
33,971,635	N/A	33,971,635	July 31, 2018
14,743,317	N/A	14,743,317	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $845,668,802, resulting in gross unrealized appreciation and depreciation of $56,751,061 and $11,118,822, respectively, or net unrealized appreciation of $45,632,239.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.238% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

46 Tax-Free High Yield Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$272,833	Class M	2,894
Class B	3,734	Class Y	55,151
Class C	26,224	Total	$360,836

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $38,317 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $703, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Tax-Free High Yield Fund 47

	Maximum %	Approved %	Amount
Class A	0.35%	*	$828,084
Class B	1.00%	0.85%	41,759
Class C	1.00%	1.00%	345,196
Class M	1.00%	0.50%	19,052
Total			$1,234,091

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,251 and $90 from the sale of class A and class M shares, respectively, and received $205 and $37 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$181,089,610	$237,442,568
U.S. government securities (Long-term)	—	—
Total	$181,089,610	$237,442,568

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,266,632	$28,590,138	5,263,027	$65,558,052
Shares issued in connection with
reinvestment of distributions	972,335	12,243,510	2,071,738	25,764,311
	3,238,967	40,833,648	7,334,765	91,322,363
Shares repurchased	(4,644,612)	(58,590,031)	(13,381,537)	(166,206,610)
Net decrease	(1,405,645)	$(17,756,383)	(6,046,772)	$(74,884,247)

48 Tax-Free High Yield Fund

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	12,053	$152,282	66,479	$850,260
Shares issued in connection with
reinvestment of distributions	11,260	142,120	26,485	329,938
	23,313	294,402	92,964	1,180,198
Shares repurchased	(99,389)	(1,257,551)	(256,681)	(3,193,879)
Net decrease	(76,076)	$(963,149)	(163,717)	$(2,013,681)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	387,268	$4,895,412	830,956	$10,416,305
Shares issued in connection with
reinvestment of distributions	59,874	755,755	122,726	1,528,664
	447,142	5,651,167	953,682	11,944,969
Shares repurchased	(496,822)	(6,284,404)	(1,692,057)	(21,086,394)
Net decrease	(49,680)	$(633,237)	(738,375)	$(9,141,425)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	18,792	$237,408	32,130	$397,848
Shares issued in connection with
reinvestment of distributions	10,317	129,927	23,054	286,724
	29,109	367,335	55,184	684,572
Shares repurchased	(67,410)	(849,727)	(140,579)	(1,740,201)
Net decrease	(38,301)	$(482,392)	(85,395)	$(1,055,629)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,602,174	$20,291,922	7,784,872	$97,379,977
Shares issued in connection with
reinvestment of distributions	175,822	2,223,272	348,279	4,353,668
	1,777,996	22,515,194	8,133,151	101,733,645
Shares repurchased	(4,196,203)	(53,075,696)	(8,542,114)	(106,005,552)
Net decrease	(2,418,207)	$(30,560,502)	(408,963)	$(4,271,907)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Tax-Free High Yield Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

50 Tax-Free High Yield Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Tax-Free High Yield Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA042 309783 3/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018